Exhibit 99.18

December 10, 2024

Premium Resources Continues to Intersect Significant Lengths of Mineralization at Selebi North: 16.80 Metres of 5.77% CuEq or 2.80% NiEq

Toronto, Ontario—(Newsfile Corp. - December 10, 2024) - Premium Resources Ltd. (TSXV: PREM) (OTC Pink: PRMLF) (“PREM”or the”Company”) announces high-grade assay results for a further eight in-fill drilling holes, all drilled within the Mineral Resource Estimate (“MRE”) at its past-producing nickel-copper-cobalt sulphide (“Ni-Cu-Co”) Selebi North underground (“SNUG”) mine in Botswana.

Infill Drilling Assay Highlights for Resource Reclassification:

●	SNUG-24-148: N3 Limb

●	14.95 metres of 3.47% CuEq or 1.68% NiEq (0.99% Cu, 1.20% Ni, 0.06% Co)

●	SNUG-24-158: N3 Limb

●	13.70 metres of 5.35% CuEq or 2.59% NiEq (1.13% Cu, 2.05% Ni, 0.10% Co)

●	SNUG-24-160: South Limb

●	16.80 metres of 5.77% CuEq or 2.80% NiEq (2.04% Cu, 1.81% Ni, 0.08% Co)

Sean Whiteford, President of Premium Resources International, commented: “These results reaffirm the significant potential of the Selebi North deposit, emphasizing the continued intercepting of high-grade polymetallic sulphide mineralization. As we advance this project, these drill results strengthen our confidence in the quality and scale of our resource base. This progress will be further supported by economic and engineering studies designed to maximize its potential.

We anticipate re-commencing exploration drilling on the down plunge EM targets at Selebi Main in Q1 2025.”

Assay results for SNUG holes reported herein are provided below in Table 1 for SNUG-24-148,152,154,155,158,159,160 and 163; and drill hole collar details are provided in Table 2.

True thickness of mineralization was estimated using the wireframe as part of the MRE (see PREM news release dated August 8, 2024). Figures 1 and 2 show the location of the holes relative to the MRE and underground infrastructure.

Drill core photos for all highlighted holes released to date, including the holes reported herein, are accessible by Clicking Here and can also be found on the Company’s website at www.premiumresources.com.

Table 1: Assay Results Selebi North Deposit

Hole-ID	From (m)	To (m)	[1]Length (m)	[2]Est. True Thickness (m)	Cu (%)	Ni (%)	3Co (%)	Limb	4CuEq (%)	5NiEq (%)
SNUG-24-148	299.35	314.30	14.95	14.2	0.99	1.20	0.06	N3	3.47	1.68
incl.	299.35	308.00	8.65	8.2	1.05	1.75	0.09	N3	4.66	2.26
*incl.	299.35	302.00	3.20	3.0	1.04	2.75	0.13	N3	6.71	3.25
and	305.55	308.00	2.45	2.3	1.25	2.51	0.14	N3	6.43	3.12
SNUG-24-152	484.10	486.60	2.50	1.9	0.52	1.77	0.09	N3	4.18	2.03
SNUG-24-154	294.80	296.25	1.45	1.4	1.11	2.17	0.09	South Limb	5.60	2.71
SNUG-24-155	248.85	256.00	7.15	6.6	0.84	0.54	0.02	South Limb	1.94	0.94
SNUG-24-158	332.00	335.70	3.70	2.7	2.18	0.81	0.04	N3	3.84	1.86
incl.	332.00	333.25	1.25	0.9	6.14	0.48	0.02	N3	7.14	3.46
SNUG-24-158	361.30	375.00	13.70	5.6	1.13	2.05	0.10	N3	5.35	2.59
incl.	367.10	375.00	7.90	3.2	1.74	2.55	0.14	N3	7.00	3.39
SNUG-24-159	332.20	334.10	1.90	1.8	1.14	1.50	0.07	South Limb	4.24	2.06
SNUG-24-160	249.50	266.30	16.80	16.6	2.04	1.81	0.08	South Limb	5.77	2.80
incl.	249.50	255.55	6.05	6.0	1.51	2.14	0.10	South Limb	5.93	2.88
and	257.50	266.30	8.80	8.7	2.39	1.86	0.08	South Limb	6.22	3.01
SNUG-24-160	312.50	326.60	14.10	12.2	0.74	0.96	0.04	South Limb FW	2.73	1.32
incl.	321.90	326.60	4.70	4.0	1.20	1.21	0.05	South Limb FW	3.69	1.79
SNUG-24-160	384.30	395.75	11.45	10.2	0.63	1.14	0.06	N2 Limb	2.98	1.45
incl.	392.35	395.75	3.40	3.0	0.58	2.05	0.11	N2 Limb	4.81	2.33
SNUG-24-163	224.80	226.75	1.95	1.9	0.22	0.96	0.05	South Limb	2.19	1.06
SNUG-24-163	233.70	235.85	2.15	2.0	1.25	1.20	0.05	South Limb	3.72	1.80

1Length refers to drillhole length.

2True thickness is estimated using the MRE wireframe where available.
3Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

4 CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu nickel and copper recoveries of 72.0% and 92.4% respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

5 NiEq was calculated using the formula NiEq=Ni+0.485*Cu.

Table 2: Drill Collar Information Selebi North Deposit

HOLE ID	Mine East	Mine North	Elevation	Dip	Mine Azimuth	Hole Length	Comment
SNUG-24-148	35089.4	84548.6	-42.4	-42.5	276.0	502.9	Rig #2 925mL P8
SNUG-24-152	35089.6	84548.4	-42.3	-48.3	271.4	536.7	Rig #2 925mL P8
SNUG-24-154	35376.8	84427.7	80.8	-67.9	325.8	347.3	Rig #3 810mL P4
SNUG-24-155	35321.6	84606.6	82.4	-68.7	261.8	302.4	Rig #1 810mL P6
SNUG-24-158	35089.5	84548.3	-42.3	-46.0	265.9	462.8	Rig #2 925mL P8
SNUG-24-159	35376.6	84427.8	80.7	-67.8	305.9	365.1	Rig #3 810mL P4
SNUG-24-160	35320.3	84607.3	82.7	-35.3	279.3	440.1	Rig #1 810mL P6
SNUG-24-163	35323.0	84605.0	82.0	-47.2	286.1	293.4	Rig #1 810mL P6

Drilling and BHEM Continues

As of December 8, 2024, a total of 63,000 metres in one hundred and sixty (160) drillholes have been drilled from eight underground drill bays with. BHEM surveys have been completed in 63 underground holes. This new drilling is a combination of infill and exploration drilling to follow the extension of the mineralization down dip and down plunge.

New assay results not captured in the MRE will be published as they are received and verified by the Company. Due to the extensive drilling that has intersected mineralization, the Company has released assay results only for the most significant intercepts. The results of these new drill holes will be included in a future mineral resource update, with the goal of both expansion and reclassification of the MRE. It is PREM’s ambition that these pending results combined with future drilling would support the progression towards an economic study prepared in accordance with National Instrument 43-101 - Standards of Disclosure for Mineral Projects.

Quality Control

The underground drilling program is being carried out through an agreement with Forage Fusion Drilling Ltd. of Hawkesbury, Ontario, Canada, who have provided three Zinex U-5 drills for purchase and training of local operators. Drill core samples are BQTK (40.7 mm diameter). All samples are ½ core cut by a diamond saw on site. Half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81).

Holes are numbered as follows: SNUG (Selebi North Underground) + year + hole number starting at 013.

BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Batswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be invaluable because of the size of the highly conductive mineralized system.

Qualified Person

The scientific and technical content of this news release has been reviewed and approved by Sharon Taylor, Vice President Exploration of the Company, who is a “qualified person” for the purposes of National Instrument 43-101.

Technical Report

The MRE on the Selebi Mine is supported by the Technical Report. Reference should be made to the full text of the Technical Report for the assumptions, qualifications and limitations set forth therein, a copy of which is available on SEDAR+ (www.sedarplus.com) under PREM’s issuer profile.

About Premium Resources Ltd.

PREM is a mineral exploration and development company that is focused on the redevelopment of the previously producing nickel, copper and cobalt resources mines owned by the Company in the Republic of Botswana.

PREM is committed to governance through transparent accountability and open communication within our team and our stakeholders. Our skilled team has worked over 100 projects collectively, accumulating over 400 years of resource discoveries, mine development and mine re-engineering experience on projects like the Company’s Selebi and Selkirk mines. PREM’s senior team members have on average more than 20 years of experience in every single aspect of mine discovery and development, from geology to operations.

ON BEHALF OF THE BOARD OF DIRECTORS

Paul Martin

Director

Premium Resources Ltd.

For further information about Premium Resources Ltd., please contact:

Jaclyn Ruptash

Vice President, Communications and Government and Investor Relations

+1 (604) 770-4334

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking information” within the meaning of applicable Canadian securities legislation based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to: the response to the MRE in Botswana; the support for the redevelopment of the Selebi Mine from the National Government and local stakeholders; drilling at Selebi North; the ability to upgrade the inferred mineral resources on Selebi North; possible expansion potential down-dip and down-plunge of the existing MRE; the publication by the Company of a potential updated MRE or future prefeasibility study; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mine as currently contemplated; the ability of exploration activities (including drill results) to accurately predict mineralization; management’s belief that the Selebi and Selebi North deposits may be connected at depth; the timing and ability of the Company to publish a prefeasibility study (by H1 2025 or at all); any discrepancies between the MRE technical report and the scientific and technical information in this news release; the timing to release of the remaining assay results; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selebi Mine as currently contemplated; the ability of the Company to define additional or upgrade existing mineral resource estimates on the Selebi Mine in accordance with NI 43-101; the productivity rates for underground drilling at Selebi North; drilling results confirming the legacy fold pattern continues at depth; the effective targeting activities proposed by the Company; the ability to identify additional mineralization down plunge of existing workings and the ability of such findings to be used to complete a MRE and/or to support further economic studies; the ability and timing of advancing the underground drilling program at Selebi North as contemplated (if at all); the ability to expand the resource potential at the Selebi Mine; the results of the drill program on Selebi North and the timing and disclosures of the Company regarding same; the relationships between, and continuity of, the various deposits (if any); the benefits of the Company’s approach to exploration; management’s belief that the Historic Resource could be indicative of the presence of mineralization on the deposits; and the anticipated benefits of the Company’s approach to the resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of metallurgical test results; the ability of exploration results to predict mineralization, prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public disclosure record on SEDAR+ (www.sedarplus.com) under PREM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Figure 1: Selebi North Location of Reported Drill Holes with 2024 Mineral Resource Estimate.

To view an enhanced version of this graphic, please visit:

https://images.newsfilecorp.com/files/7759/233147_46b65a7914e6d80b_002full.jpg

Figure 2: Detailed view showing location of Selebi North drillholes reported and mentioned in this release with 2024 Mineral Resource Estimate, Underground Infrastructure and Modeled BHEM Plates.

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	Cu (%)	NI (%)	Co (%)	Au (ppm)	Pt (ppm)	Pd (ppm)	2CuEq (%)	3NiEq (%)
DSLK012	71.00	211.00	139.00	0.47	0.38	0.02	0.08	0.16	0.68	1.55	0.90
DSLK028	37.00	110.00	68.70	0.32	0.26	0.01	0.06	0.13	0.61	1.11	0.64
DSLK035	61.00	92.85	31.85	0.29	0.27	0.01	0.05	0.13	0.62	1.10	0.64
DSLK035	110.00	189.00	79.00	0.24	0.22	0.01	0.05	0.11	0.49	0.90	0.52
DSLK037	31.15	120.00	88.85	0.29	0.27	0.01	0.05	0.14	0.61	1.09	0.63
DSLK039	120.00	238.00	108.01	0.29	0.21	0.01	0.05	0.11	0.44	0.93	0.54
DSLK040	81.00	169.00	88.00	0.37	0.30	0.02	0.05	0.12	0.53	1.23	0.71
DSLK040	186.60	200.00	13.40	0.51	0.27	0.02	0.05	0.12	0.53	1.30	0.76
DSLK047	107.00	264.00	157.00	0.35	0.29	0.02	0.09	0.12	0.54	1.21	0.70
DSLK075	50.00	73.00	23.00	0.24	0.24	0.01	0.04	0.10	0.50	0.94	0.55
DSLK075	89.00	101.00	12.00	0.27	0.26	0.01	0.05	0.13	0.60	1.06	0.62
DSLK075	115.00	214.00	99.00	0.32	0.27	0.01	0.06	0.13	0.63	1.15	0.67
DSLK079	100.00	214.00	114.00	0.41	0.35	0.02	0.05	0.14	0.59	1.36	0.79
incl.	123.00	188.00	65.00	0.50	0.43	0.02	0.05	0.17	0.70	1.64	0.96
DSLK086	56.00	76.00	20.00	0.19	0.20	0.01	0.04	0.10	0.39	0.77	0.45
DSLK086	106.00	274.00	168.00	0.30	0.32	0.02	0.05	0.13	0.56	1.19	0.69
DSLK139	277.00	333.00	56.00	0.33	0.28	0.02	0.06	0.13	0.55	1.15	0.67
incl.	277.00	297.00	20.00	0.39	0.35	0.02	0.06	0.15	0.64	1.38	0.80
DSLK145	90.00	128.00	38.00	0.13	0.16	0.01	0.03	0.09	0.40	0.64	0.37
DSLK145	140.00	202.00	25.80	0.06	0.08	0.01	0.01	0.04	0.14	0.28	0.16
DSLK145	213.00	349.50	136.50	0.28	0.27	0.01	0.05	0.13	0.55	1.06	0.62
incl.	249.00	349.50	100.50	0.31	0.28	0.01	0.05	0.14	0.60	1.14	0.66
DSLK216	61.00	273.00	210.20	0.36	0.32	0.02	0.06	0.14	0.57	1.25	0.73
incl.	61.00	97.00	36.00	0.24	0.27	0.02	0.05	0.11	0.44	0.99	0.58
and	117.00	273.00	154.45	0.41	0.35	0.02	0.06	0.15	0.64	1.39	0.81
DSLK218	14.00	46.00	32.00	0.26	0.18	0.02	0.04	0.11	0.33	0.80	0.46
DSLK219	21.00	36.60	15.60	0.29	0.23	0.01	0.05	0.11	0.43	0.95	0.55
DSLK219	41.00	63.80	22.80	0.33	0.24	0.02	0.06	0.11	0.45	1.03	0.60
DSLK219	78.90	99.00	20.10	0.59	0.34	0.02	0.09	0.13	0.61	1.57	0.91
DSLK219	111.00	130.00	19.00	0.27	0.18	0.01	0.04	0.08	0.48	0.84	0.49
DSLK219	181.00	191.00	10.00	0.26	0.18	0.01	0.04	0.08	0.29	0.77	0.45
DSLK232	35.00	70.84	35.84	0.98	1.20	0.06	0.12	0.33	1.74	4.04	2.35
incl.	47.3	64.00	16.70	1.56	1.73	0.1	0.09	0.37	2.14	5.78	3.36
DSLK243	120.00	306.25	186.25	0.48	0.41	0.02	0.08	0.17	0.76	1.65	0.96